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                                                                    EXHIBIT 23.2

                           CONSENT OF PATENT COUNSEL

     We consent to the reference to our firm under the caption 'Experts' in the Registration Statement on Form S-1.

                                          DILWORTH & BARRESE


September 5, 1996